UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: January 2, 2012

(Date of earliest event reported)

__________________

SPINDLETOP OIL & GAS CO.

(Exact name of registrant as specified in its charter)

__________________

Texas (State or Other Jurisdiction of Incorporation or Organization)	000-18774 (Commission File Number)	75-2063001 (I.R.S. Employer Identification No.)

12850 Spurling Rd., Suite 200

Dallas, Texas 75230

(Address of Principal Executive Offices)(Zip Code)

(972) 644-2581

(Registrant’s telephone number, including area code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Effective at the close of business on January 2, 2012, David E. Allard resigned as a Director and as a member of any committee of the Board of Directors of Spindletop Oil & Gas Co. (the “Company” or the “Issuer” or the “Registrant”). Mr. Allard has been a Director of the Company since April 2, 2008. At the time of his resignation, Mr. Allard had no disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPINDLETOP OIL & GAS CO.
(Registrant)

Date: January 4, 2012	By:/s/ Chris G. Mazzini
Chris G. Mazzini
President, Chief Executive Officer

3